UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  June 15, 2021

WESTERN ALLIANCE BANCORPORATION
(Exact name of registrant as specified in its charter)

Delaware	001-32550	88-0365922
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

One E. Washington Street, Phoenix, Arizona  85004
 (Address of principal executive offices)               (Zip Code)

(602) 389-3500
(Registrant's telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.0001 Par Value	WAL	New York Stock Exchange
6.25% Subordinated Debentures due 2056	WALA	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07    Submission of Matters to a Vote of Security Holders.
On June 15, 2021, the Company held its Annual Meeting of Stockholders (the “Annual Meeting”). The total number of shares of the Company’s common stock, par value of $0.0001 per share, voted in person or by proxy at the Annual Meeting was 95,111,400 representing 91.92% of the 103,472,750 shares outstanding and entitled to vote at the Annual Meeting. All matters voted upon at the Annual Meeting were approved with the required votes. The matters that were voted upon at the Annual Meeting, and the number of votes cast for or against, as well as the number of abstentions and broker non-votes, as to each such matter are set forth below.

Proposal 1 Election of Directors

The Company’s stockholders elected thirteen directors to each serve for a one-year term expiring in 2022. The voting results were as follows:

	VOTES FOR	VOTES AGAINST	ABSTENTIONS	BROKER NON-VOTES
Bruce Beach	88,614,859	60,798	1,629,799	4,825,628
Juan Figuereo	90,090,218	36,960	178,278	4,825,628
Howard N. Gould	89,874,489	75,317	355,650	4,825,628
Steven J. Hilton	88,564,606	142,572	1,578,595	4,825,628
Marianne Boyd Johnson	88,532,131	29,979	1,723,662	4,825,628
Robert P. Latta	90,104,513	28,814	152,446	4,825,628
Adriane McFetridge	90,129,504	36,683	119,585	4,825,628
Michael Patriarca	90,019,041	26,554	240,178	4,825,628
Robert Gary Sarver	89,517,874	24,609	743,290	4,825,628
Bryan Segedi	90,125,952	38,858	120,963	4,825,628
Donald D. Snyder	87,574,576	125,778	2,585,419	4,825,628
Sung Won Sohn, Ph.D.	89,875,832	37,993	371,948	4,825,628
Kenneth A. Vecchione	89,667,189	105,517	513,067	4,825,628

Proposal 2 Advisory (Non-Binding) Vote on Executive Compensation

The Company’s stockholders approved, on a non-binding advisory basis, executive compensation. The voting results were as follows:

VOTES FOR	VOTES AGAINST	ABSTENTIONS	BROKER NON-VOTES
88,741,930	1,418,139	125,703	4,825,628

Proposal 3 Ratification of Auditor

The Company’s stockholders ratified the appointment of RSM US LLP as the Company’s independent auditors for the fiscal year ending December 31, 2021. The voting results were as follows:

VOTES FOR	VOTES AGAINST	ABSTENTIONS	BROKER NON-VOTES
89,288,712	5,814,019	8,670	—

Item 9.01    Financial Statements and Exhibits
(a) Not applicable.
(b) Not applicable.
(c) Not applicable.
(d) Exhibits.

Exhibit No.	Description
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WESTERN ALLIANCE BANCORPORATION
(Registrant)

/s/ Dale Gibbons

Dale M. Gibbons
Vice Chairman and Chief Financial Officer

Date:	June 16, 2021